UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report: November 3, 2003


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)

EOG RESOURCES, INC.

Item 9.  Regulation FD Disclosure

I.  Fourth Quarter and Full Year 2003 Forecast

     The forecast items for the fourth quarter and full year 2003 set forth below for EOG Resources, Inc. (EOG) are based on current available information and expectations as of the date of this document. This forecast replaces and supersedes any previously issued guidance or forecast.

     Estimates are provided in the attached table, which is incorporated by reference herein.

II.  2003 Fourth Quarter and 2004 Natural Gas and Crude Oil
Financial Price Swap and Natural Gas Financial Collar Contracts

     With the objective of enhancing the certainty of future revenues, from time to time EOG enters into NYMEX-related financial commodity price swap and collar contracts. In addition to these financial transactions, EOG is a party to various physical commodity contracts for the sale of hydrocarbons that cover varying periods of time and have varying pricing provisions. The financial impact of these various physical commodity contracts is included in revenues which in turn affects average realized hydrocarbon prices.

     Presented below is a summary of EOG's 2003 fourth quarter and 2004 natural gas and crude oil financial price swap contracts and natural gas financial collar contracts as of November 3, 2003. EOG did not enter into any additional contracts since EOG filed its Current Report on Form 8-K on October 16, 2003. EOG accounts for these price swap and collar contracts using the mark-to-market accounting method.

(a) Natural Gas Financial Price Swap Contracts

                         Average Price    Net Volume
                           ($/MMBtu)       (MMBtud)

     2003
     October (closed)         $4.70        205,000
     November (closed)         4.97         40,000
     December                  5.19         40,000

     2004
     January                  $5.57         30,000
     February                  5.50         30,000
     March                     5.37         30,000
     April                     4.89         30,000
     May                       4.80         30,000
     June                      4.80         30,000
     July                      4.80         30,000
     August                    4.80         30,000
     September                 4.78         30,000
     October                   4.80         30,000

(b) Crude Oil Financial Price Swap Contracts


                         Average Price       Volume
                            ($/Bbl)          (Bbld)

     2003
     October (closed)        $24.90          5,000
     November                 24.70          5,000
     December                 24.47          5,000

     2004
     January                 $29.80          2,000
     February                 29.37          2,000
     March                    28.87          2,000
     April                    28.42          2,000
     May                      28.05          2,000
     June                     27.70          2,000
     July                     26.86          1,000

(c) Natural Gas Financial Collar Contracts

                                     Floor Price              Ceiling Price
                                 Floor       Weighted      Ceiling      Weighted
                     Volume      Range        Average       Range        Average
                    (MMBtud)   ($/MMBtu)     ($/MMBtu)    ($/MMBtu)     ($/MMBtu)

2003(1)
October (closed)    125,000   $3.60 - 3.90     $3.75     $4.73 - 5.90     $5.27
November (closed)   255,000    3.77 - 5.07      4.38      4.90 - 6.04      5.42
December            255,000    3.92 - 5.27      4.57      5.05 - 6.18      5.61

2004
January(2)          330,000   $5.06 - 5.88     $5.38     $5.86 - 6.69     $6.29
February(2)         330,000    5.02 - 5.78      5.31      5.82 - 6.62      6.24
March(2)            330,000    4.93 - 5.53      5.16      5.73 - 6.40      6.10
April               375,000    4.47 - 4.71      4.59      4.93 - 5.30      5.13
May                 375,000    4.47 - 4.75      4.58      4.93 - 5.19      5.09
June                375,000    4.47 - 4.75      4.58      4.93 - 5.19      5.09
July                375,000    4.47 - 4.75      4.58      4.93 - 5.19      5.09
August              375,000    4.47 - 4.75      4.58      4.93 - 5.19      5.09
September           375,000    4.47 - 4.75      4.58      4.93 - 5.19      5.09
October             375,000    4.47 - 4.75      4.58      4.93 - 5.19      5.09

(1)50,000 MMBtud of each of the 2003 monthly contract volumes were purchased at a premium of $0.10 per MMBtu.
(2)The collar contracts for January 2004 to March 2004 were purchased at a premium of $0.10 per MMBtu.

Mark-to-Market Line Item on the Income Statement

     The mark-to-market line item on the income statement, which can be approximated using the data above and prices for closed and open NYMEX contracts at any time, would include not only the effect of cash settlements for the period, but also the gains or losses resulting from the changes in mark-to-market values at the beginning and end of the period for contracts in place as described above.

     This mark-to-market computation is very sensitive to prices (can move up or down) and will largely be determined by closing NYMEX prices on the last day of a reporting period, which could differ significantly from those of the current market place.

III.  Forward-Looking Statements

     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although EOG believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products, foreign currency exchange rates and interest rates; the timing and impact of liquefied natural gas imports; the extent and effect of any hedging activities engaged in by EOG; the extent of EOG's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; political developments around the world, including terrorist activities and responses to terrorist activities; acts of war; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements might not occur. EOG undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Definitions
  $/Bbl    US Dollars per barrel
  $/Mcf    US Dollars per thousand cubic feet
  $/Mcfe   US Dollars per thousand cubic feet equivalent
  $/MMBtu  US Dollars per million British thermal units
  $MM      US Dollars in millions
  Bbld     Barrels per day
  Mbd      Thousand barrels per day
  MM       Millions
  MMBtu    Million British thermal units
  MMBtud   Million British thermal units per day
  MMcfd    Million cubic feet per day
  NYMEX    New York Mercantile Exchange
  WTI      West Texas Intermediate



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               EOG RESOURCES, INC.




Date:  November 3, 2003        By: /s/ TIMOTHY K. DRIGGERS
                                       Timothy K. Driggers
                                       Vice President and
                                    Chief Accounting Officer
                                (Principal Accounting Officer)


                        Estimated Ranges
              (See text for additional information)
                                                          4Q 2003     Full Year 2003

Daily Production
  Natural Gas (MMcfd)
   US                                                   630  -   660     638  -   646
   Canada                                               185  -   200     162  -   166
   Trinidad                                             140  -   160     149  -   154
   Total                                                955  - 1,020     949  -   966

  Crude Oil (Mbd)
   US                                                  19.0  -  21.5    18.2  -  18.8
   Canada                                               2.0  -   3.0     2.2  -   2.4
   Trinidad                                             1.8  -   2.5     2.2  -   2.4
   Total                                               22.8  -  27.0    22.6  -  23.6

  Natural Gas Liquids (Mbd)
   US                                                   1.5  -   2.5     2.6  -   2.9
   Canada                                               0.5  -   1.0     0.6  -   0.7
   Total                                                2.0  -   3.5     3.2  -   3.6

Operating Costs
  Unit Costs ($/Mcfe)
   Lease and Well                                     $0.52  - $0.58   $0.52  - $0.53
   Depreciation, Depletion and Amortization           $1.04  - $1.10   $1.06  - $1.07

Expenses ($MM)
  Exploration, Dry Hole and Impairment                 60.0  -  85.0   199.9  - 224.9
  General and Administrative                           25.0  -  30.0    96.7  - 101.7
  Capitalized Interest                                  2.0  -   2.4     8.4  -   8.8
  Net Interest                                         12.0  -  17.0    56.8  -  61.8

Taxes Other than Income (% of Revenue)                  5.5% -   6.0%    4.8% -   4.9%
Taxes
  Effective Rate                                         32% -    37%     34% -    35%
  Deferred Ratio                                         50% -    80%     60% -    67%

Preferred Dividends ($MM)                               2.5  -   3.0    10.8  -  11.3

Shares Outstanding (MM) at September 30, 2003
  Basic                                         114.7
  Diluted (based on stock price of $41.74)      116.6

Capital Expenditures Including Acquisitions
 ($MM) - FY 2003                                                       1,300  - 1,375

Pricing
  Natural Gas ($/Mcf)
   Differentials (include the effect of
    physical contracts)
     United States - below NYMEX Henry Hub            $0.25  - $0.45   $0.43  - $0.48
     Canada - below NYMEX Henry Hub                   $0.45  - $0.65   $0.81  - $0.86
   Realizations
     Trinidad                                         $1.15  - $1.35   $1.28  - $1.33

  Crude Oil ($/Bbl)
   Differentials
     US - below WTI                                   $0.85 -  $1.25   $0.82  - $0.92
     Canada - below WTI                               $3.75 -  $4.75   $2.46  - $2.71
     Trinidad - below WTI                             $3.75 -  $4.25   $2.59  - $2.71